AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1997.

                                                 SECURITIES ACT FILE NO. 2-92366
                                        INVESTMENT COMPANY ACT FILE NO. 811-4077
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                         PRE-EFFECTIVE AMENDMENT NO.                    [_]

                    POST-EFFECTIVE AMENDMENT NO. 14                     [X]
                                     AND/OR
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                              [X]

                            AMENDMENT NO. 15                            [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                     MERRILL LYNCH FEDERAL SECURITIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD                           08536
         PLAINSBORO, NEW JERSEY                        (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH FEDERAL SECURITIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

         Counsel for the Fund:                  PHILIP L. KIRSTEIN, ESQ.
            BROWN & WOOD LLP                           FUND ASSET
         ONE WORLD TRADE CENTER                     MANAGEMENT, L.P.
        NEW YORK, NEW YORK 10048                     P.O. BOX 9011
    ATTENTION: THOMAS R. SMITH, JR.         PRINCETON, NEW JERSEY 08543-9011

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                  [X] immediately upon filing pursuant to paragraph (b)
                  [_] on (date) pursuant to paragraph (b)
                  [_] 60 days after filing pursuant to paragraph (a)(1)
                  [_] on (date) pursuant to paragraph (a)(1)
                  [_] 75 days after filing pursuant to paragraph (a)(2)
                  [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value
                              $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MERRILL LYNCH FEDERAL SECURITIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                          LOCATION
 -------------                          --------
PART A
    Item 1.  Cover Page..............   Cover Page
    Item 2.  Synopsis................   Not Applicable
    Item 3.  Condensed Financial
              Information............   Financial Highlights
    Item 4.  General Description of
              Registrant.............   Investment Objective and Policies;
                                         Additional Information
    Item 5.  Management of the Fund..   Fee Table; Management of the Fund;
                                         Portfolio Transactions;
                                         Inside Back Cover Page
    Item 5A. Management's Discussion
              of Fund Performance....   Not Applicable
    Item 6.  Capital Stock and Other
              Securities.............   Cover Page; Additional Information
    Item 7.  Purchase of Securities
              Being Offered..........   Cover Page; Fee Table; Merrill Lynch Select
                                         Pricing(SM) System; Purchase of Shares;
                                         Shareholder Services; Additional
                                         Information; Inside Back Cover Page
    Item 8.  Redemption or
              Repurchase.............   Fee Table; Merrill Lynch Select Pricing(SM)
                                         System; Purchase of Shares; Redemption of
                                         Shares
    Item 9.  Pending Legal
              Proceedings............   Not Applicable

PART B
    Item 10. Cover Page..............   Cover Page
    Item 11. Table of Contents.......   Back Cover Page
    Item 12. General Information and
              History................   Not Applicable
    Item 13. Investment Objectives
              and Policies...........   Investment Objective and Policies
    Item 14. Management of the Fund..   Management of the Fund
    Item 15. Control Persons and
              Principal Holders of
              Securities.............   Management of the Fund
    Item 16. Investment Advisory and
              Other Services.........   Management of the Fund; Purchase of Shares;
                                         General Information
    Item 17. Brokerage Allocation and
              Other Services.........   Portfolio Transactions and Brokerage
    Item 18. Capital Stock and Other
              Securities.............   General Information
    Item 19. Purchase, Redemption and
              Pricing of Securities
              Being Offered..........   Purchase of Shares; Redemption of Shares;
                                         Determination of Net Asset Value;
                                         Shareholder Services
    Item 20. Tax Status..............   Dividends, Distributions and Taxes
    Item 21. Underwriters............   Purchase of Shares
    Item 22. Calculation of
              Performance Data.......   Performance Data
    Item 23. Financial Statements....   Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

NOVEMBER 26, 1997

                     MERRILL LYNCH FEDERAL SECURITIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
                                ---------------

  Merrill Lynch Federal Securities Trust (the "Fund") is a mutual fund seeking a high current return through investments in U.S. Government and Government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and other mortgage-backed government securities. The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The Fund will declare dividends daily and pay them monthly from its net investment income. The Fund's current return consists of interest, premiums from expired call and put options, any short-term gains from sales of portfolio securities on exercise of options or otherwise, and any gains from closing purchase or sale transactions. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."
                                ---------------
 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR  HAS THE SECURITIES AND  EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY  OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 26, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.
                                ---------------
                         FUND ASSET MANAGEMENT--MANAGER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)              CLASS C   CLASS D
                         ----------  ------------------------------- ----------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(c)              None                  None      4.00%(c)
 Sales Charge Imposed
  on Dividend
  Reinvestments.........    None                          None          None      None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever                                                 1.0% for
  is lower).............    None(d)   4.00% during the first year,   one year(f)  None(d)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                             fourth year(e)
 Exchange Fee...........    None                          None          None      None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management Fees(g).....    0.46%                         0.46%         0.46%     0.46%
 12b-1 Fees(h):
   Account Maintenance
    Fees................    None                          0.25%         0.25%     0.25%
   Distribution Fees....    None                          0.50%         0.55%     None
                                       (Class B shares convert to
                                      Class D shares automatically
                                      after approximately ten years
                                       and cease being subject to
                                           distribution fees)
 Other Expenses:
   Custodial Fees.......    0.02%                         0.02%         0.02%     0.02%
   Shareholder Servicing
    Costs(i)............    0.13%                         0.15%         0.15%     0.13%
   Other................    0.04%                         0.04%         0.04%     0.04%
                            ----                          ----          ----      ----
     Total Other            0.19%                         0.21%         0.21%     0.19%
      Expenses..........    ----                          ----          ----      ----
 TOTAL FUND OPERATING       0.65%                         1.42%         1.47%     0.90%
  EXPENSES..............    ====                          ====          ====      ====

--------

(a) Class A shares are sold to a limited group of investors including certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 24 and "Shareholder Services--Fee-Based Programs"--page 37.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 26.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 24.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    21.

(h) See "Purchase of Shares--Distribution Plans"--page 30.

(i) See "Management of the Fund--Transfer Agency Services"--page 22.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                      FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40.00 initial sales charge (Class A and
 Class D shares only) and assuming (1) the To-
 tal Fund Operating Expenses for each class
 set forth on page 2, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period:
  Class A.....................................   $46     $60     $75     $118
  Class B.....................................   $54     $65     $78     $170
  Class C.....................................   $25     $46     $80     $176
  Class D.....................................   $49     $68     $88     $146
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
  Class A.....................................   $46     $60     $75     $118
  Class B.....................................   $14     $45     $78     $170
  Class C.....................................   $15     $46     $80     $176
  Class D.....................................   $49     $68     $88     $146

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Manager"). Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

-------------------------------------------------------------------------------

                                            ACCOUNT
                                          MAINTENANCE   DISTRIBUTION         CONVERSION
 CLASS          SALES CHARGE(/1/)             FEE           FEE               FEATURE
---------------------------------------------------------------------------------------------
   A       Maximum 4.00% initial sales        No             No                  No
                charge(/2/)(/3/)
---------------------------------------------------------------------------------------------
   B         CDSC for a period of 4          0.25%         0.50%       B shares convert to D
         years, at a rate of 4.0% during                                shares automatically
         the first year, decreasing 1.0%                              after approximately ten
              annually to 0.0%(/4/)                                          years(/5/)
---------------------------------------------------------------------------------------------
   C       1.0% CDSC for one year(/6/)       0.25%         0.55%                 No
---------------------------------------------------------------------------------------------
   D       Maximum 4.00% initial sales
                   charge(/3/)               0.25%           No                  No
---------------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) Such CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A:
            Class A shares of the Fund incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares of the Fund will be offered to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes FAM, MLAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00%, is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B:
            Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C:
            Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

Class D:
            Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class
A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be the most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B Conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended August 31, 1997, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                         CLASS A
                                            -----------------------------------
                                                                  FOR THE
                                                                  PERIOD
                                              FOR THE YEAR      OCTOBER 21,
                                            ENDED AUGUST 31,     1994+ TO
                                            ------------------  AUGUST 31,
                                              1997     1996++     1995++
                                            --------  --------  ----------- ---
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....... $   9.40  $   9.61   $   9.16
                                            --------  --------   --------
Investment income--net.....................      .64       .64        .58
Realized and unrealized gain(loss)
 on investments--net.......................      .24      (.21)       .45
                                            --------  --------   --------
Total from investment operations...........      .88       .43       1.03
                                            --------  --------   --------
Less dividends and distributions:
Investment income--net.....................     (.64)     (.64)     (.58)
Realized gain on investments--net..........      --        --         --
                                            --------  --------   --------
Total dividends and distributions..........     (.64)     (.64)      (.58)
                                            --------  --------   --------
Net asset value, end of period............. $   9.64  $   9.40   $   9.61
                                            ========  ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........    9.66%     4.55%     11.56%#
                                            ========  ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................     .65%      .62%       .64%*
                                            ========  ========   ========
Investment income--net.....................    6.73%     6.64%      7.21%*
                                            ========  ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)... $278,103  $231,651   $223,237
                                            ========  ========   ========
Portfolio turnover.........................  349.05%   204.14%    260.34%
                                            ========  ========   ========

--------
 + Commencement of Operations.
++ Based on average outstanding shares for the period.
 # Aggregate total investment return.
 * Annualized.
** Total investment returns exclude the effects of sales loads.

                                                                CLASS B
                                    --------------------------------------------------------------------
                                                                                              FOR THE
                                                                                               PERIOD
                                                                                            DECEMBER 23,
                                              FOR THE YEAR ENDED AUGUST 31,                   1991+ TO
                                    ------------------------------------------------------   AUGUST 31,
                                      1997     1996++     1995++       1994        1993         1992
                                    --------  --------  ----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................       $   9.40  $   9.61  $     9.41  $    10.14  $     9.92   $     9.92
                                    --------  --------  ----------  ----------  ----------   ----------
Investment income--net.......            .57       .57         .60         .48         .52          .44
Realized and unrealized gain(loss)
 on investments--net.........            .23      (.21)        .20        (.73)        .22          --
                                    --------  --------  ----------  ----------  ----------   ----------
Total from investment
 operations..................            .80       .36         .80        (.25)        .74          .44
                                    --------  --------  ----------  ----------  ----------   ----------
Less dividends and
 distributions:
Investment income--net.......           (.57)     (.57)       (.60)       (.48)       (.52)        (.44)
Realized gain on
 investments--net............            --        --          --          --          --           --
                                    --------  --------  ----------  ----------  ----------   ----------
Total dividends and
 distributions...............           (.57)     (.57)       (.60)       (.48)       (.52)        (.44)
                                    --------  --------  ----------  ----------  ----------   ----------
Net asset value, end of
 period......................       $   9.63  $   9.40  $     9.61  $     9.41  $    10.14   $     9.92
                                    ========  ========  ==========  ==========  ==========   ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.......................          8.71%     3.72%       8.91%     (2.55)%       7.80%        4.54%#
                                    ========  ========  ==========  ==========  ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................          1.42%     1.39%       1.41%       1.33%       1.30%        1.33%*
                                    ========  ========  ==========  ==========  ==========   ==========
Investment income--net.......          5.98%     5.87%       6.39%       4.90%       5.27%        6.45%*
                                    ========  ========  ==========  ==========  ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..............       $672,541  $924,885  $1,262,985  $1,497,358  $2,151,917   $1,921,893
                                    ========  ========  ==========  ==========  ==========   ==========
Portfolio turnover...........        349.05%   204.14%     260.34%     322.68%     224.35%      230.83%
                                    ========  ========  ==========  ==========  ==========   ==========
                                             CLASS C
                                    ---------------------------
                                                       FOR THE
                                                       PERIOD
                                                       OCTOBER
                                     FOR THE YEAR     21, 1994+
                                     ENDED AUGUST     TO AUGUST
                                          31,            31,
                                    ----------------- ---------
                                     1997    1996++    1995++
                                    -------- -------- ---------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................       $  9.40  $  9.61   $  9.16
                                    -------- -------- ---------
Investment income--net.......           .56      .56       .51
Realized and unrealized gain(loss)
 on investments--net.........           .23     (.21)      .45
                                    -------- -------- ---------
Total from investment
 operations..................           .79      .35       .96
                                    -------- -------- ---------
Less dividends and
 distributions:
Investment income--net.......          (.56)    (.56)     (.51)
Realized gain on
 investments--net............           --       --        --
                                    -------- -------- ---------
Total dividends and
 distributions...............          (.56)    (.56)     (.51)
                                    -------- -------- ---------
Net asset value, end of
 period......................       $  9.63  $  9.40   $  9.61
                                    ======== ======== =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.......................         8.66%    3.67%    10.80%#
                                    ======== ======== =========
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................         1.47%    1.43%     1.47%*
                                    ======== ======== =========
Investment income--net.......         5.91%    5.82%     6.28%*
                                    ======== ======== =========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..............       $28,723  $22,672   $15,621
                                    ======== ======== =========
Portfolio turnover...........       349.05%  204.14%   260.34%
                                    ======== ======== =========

--------
 + Commencement of Operations.
++ Based on average outstanding shares for the period.
 # Aggregate total investment return.
 * Annualized.
** Total investment returns exclude the effects of sales loads.

                                                                  CLASS D
                  ----------------------------------------------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED AUGUST 31,
                  ----------------------------------------------------------------------------------------------------------------
                    1997     1996++    1995++      1994        1993        1992        1991        1990        1989        1988
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DE-
 CREASE) IN NET
 ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.........  $   9.40  $   9.61  $   9.41  $    10.14  $     9.92  $     9.66  $     9.28  $     9.28  $     9.15  $     9.27
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Investment in-
 come--net......       .62       .62       .64         .52         .57         .70         .81         .86         .87         .84
Realized and
 unrealized gain
 (loss) on in-
 vestments--net.       .23      (.21)      .20        (.73)        .22         .26         .38         --          .13        (.12)
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from
 investment
 operations.....       .85       .41       .84        (.21)        .79         .96        1.19         .86        1.00         .72
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Less dividends
 and
 distributions:
Investment in-
 come--net......      (.62)    (.62)      (.64)       (.52)       (.57)       (.70)       (.81)       (.86)       (.87)       (.84)
Realized gain on
 investments--
 net............       --        --        --          --          --          --          --          --          --          --
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends
 and
 distributions..      (.62)    (.62)      (.64)       (.52)       (.57)       (.70)       (.81)       (.86)       (.87)       (.84)
                  --------  --------  --------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period..  $   9.63  $   9.40  $   9.61  $     9.41  $    10.14  $     9.92  $     9.66  $     9.28  $     9.28  $     9.15
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT
 RETURN:**
Based on net as-
 set value per
 share..........     9.27%     4.28%     9.48%     (2.06)%       8.35%      10.16%      13.40%       9.61%      11.48%       8.02%
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........      .90%      .87%      .89%        .83%        .79%        .80%        .78%        .77%        .74%        .69%
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Investment in-
 come--net......     6.49%     6.39%     6.91%       5.41%       5.80%       7.17%       8.62%       9.19%       9.49%       9.18%
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
SUPPLEMENTAL DA-
 TA:
Net assets, end
 of period
 (in thousands).  $927,756  $942,388  $976,161  $1,356,979  $1,836,100  $2,048,037  $2,230,619  $2,353,328  $2,751,814  $3,533,843
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Portfolio turn-
 over...........   349.05%   204.14%   260.34%     322.68%     224.35%     230.83%     311.04%     324.74%     363.53%     292.68%
                  ========  ========  ========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

--------

++ Based on average outstanding shares for the period.


** Total investment returns exclude the effects of sales loads.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high current return through investments in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. This investment objective is a fundamental policy of the Fund which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The hedging strategies are intended to reduce volatility in the net asset value of Fund shares. The Fund's portfolio strategies are not fundamental policies and may be modified by the Trustees of the Fund without the approval of the Fund's shareholders.

  The portfolio securities in which the Fund may invest are marketable securities issued or guaranteed by the United States Government, by various agencies of the United States Government and by various instrumentalities which have been established or sponsored by the United States Government ("U.S. Government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration ("FHA"), are issued or guaranteed by the U.S. Government and supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities where the Fund is satisfied that the credit risk with respect to the issuers is minimal. In addition, the Fund may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development, an international organization of which the United States is a member country.

  The Fund has authority to invest in all U.S. Government securities. It is anticipated that under certain circumstances as described below, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgage-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools. For a description of GNMA Certificates and other eligible securities representing interests in mortgage pools, see "GNMA Certificates and Other Mortgage-Backed Government Securities" below. Determinations as to the types of U.S. Government securities held by the Fund will be made by the Manager. The Manager's decisions will be based on, among other factors, the relative yields of the various types of U.S. Government securities, its assessment of future interest rate patterns and the desirability of holding U.S. Government securities on which it may write covered options, as described below.

  The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

  In as much as the Fund invests in fixed-income securities, it is important to note that the Fund's net asset value may fall when interest rates rise and may rise when interest rates fall. In general, fixed-income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed-income securities with shorter maturities. In as much as the Fund invests in mortgage-backed securities, however, it is also important to note that the Fund's net asset value may also fall when interest rates fall to the extent the Fund's holdings expose the Fund to losses from prepayment risk. See "GNMA Certificates and Other Mortgage-Backed Government Securities" below.

GNMA CERTIFICATES AND OTHER MORTGAGE-BACKED GOVERNMENT SECURITIES

  GNMA Certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the Certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each Certificate evidences an interest in a specific pool of mortgage loans insured by the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

  The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The average life may be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest. In addition, GNMA offers a pass-through security backed by adjustable-rate mortgages. As prepayment rates vary widely, it is not possible to predict accurately the average life of a particular pool. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate.

  In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by FNMA and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  Mortgage-backed U.S. Government securities typically provide a higher potential for current income than other types of U.S. Government securities; however, U.S. Treasury bills, notes and bonds typically provide a higher potential for capital appreciation than mortgage-backed securities.

  Payments of principal of and interest on mortgage-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES

  The Fund may seek to increase its return through the use of options on the underlying securities and may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options, interest rate futures and options on interest rate futures. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. The Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies. There can be no assurance that the Fund's hedging transactions will be effective.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Manager believes that, because the Fund will write only covered options on portfolio securities and engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Additional Information--Taxes."

  The Fund is authorized to use certain strategies involving options and futures. Such instruments, which may be regarded as derivatives, are referred to collectively herein as "Strategic Instruments."

  Options on Securities and Securities Indices. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short-term interest rates.

  Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

  The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

  Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

  The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

  The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options and Futures" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

  Options on GNMA Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its "cover."

  A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

  Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions" below.

  Futures. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a security or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

  Risk Factors in Options and Futures. Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., futures transactions, sales of put options) and other types of transactions in which the Fund may engage (e.g., delayed delivery transactions, discussed below) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

  Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments. Certain Strategic Instruments traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

  Additional Limitations on the Use of Strategic Instruments. The Fund may not use any Strategic Instrument to gain exposure to an asset or type or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

OTHER INVESTMENT PRACTICES

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase U.S. Government securities on a when-issued basis, and it may purchase or sell U.S. Government securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction.

  Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities ("SMBSs") issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Securities and Exchange Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 15% of the Fund's net assets.

  Short Sales. The Fund may from time to time make short sales. These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration (a short sale "against the box").

  Repurchase Agreements. The Fund may invest in U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, including such repurchase agreements. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral.

  Lending of Portfolio Securities. The Fund may lend portfolio securities, with a value not in excess of 33 1/3% of its total assets, to brokers, dealers and financial institutions and receive collateral in cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on loaned securities and a loan fee and thereby increases its yield.

  Borrowing of Money. Except to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, the Fund may not borrow money to purchase portfolio securities. However, the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Fund will not purchase portfolio securities while any borrowings are outstanding.

PORTFOLIO TRANSACTIONS

  The U.S. Government securities in which the Fund invests are traded primarily in the OTC market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis.

INVESTMENT RESTRICTIONS

  In addition to the investment policies described in this section, the Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental restriction, the Fund may not borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.


PORTFOLIO TURNOVER

  The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. See "Additional Information--Taxes" and "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES

  The Trustees of the Fund consist of six individuals, five of whom are "non-affiliated" persons of the Fund as defined in the Investment Company Act. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Fund are:

    Arthur Zeikel*--President of the Manager and its affiliate MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of ML & Co.

    Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company, LaSalle Street Fund and Kimco Realty Corporation.

    Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

    Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

    Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investments and consulting).

    Stephen B. Swensrud--Chairman of Fernwood Associates (financial consultants).
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the investment adviser for the Fund and provides the Fund with management services pursuant to an investment management agreement (the "Management Agreement"). The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or an affiliate, MLAM, acts as the investment adviser for more than 140 registered investment companies and provides investment advisory advice to individuals and institutions. As of October 31, 1997, the Manager and MLAM had a total of approximately $271.9 billion in investment company and other portfolio assets under management.

  Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  As compensation for its services, the Manager receives from the Fund at the end of each month a fee at the annual rate of 0.50% of the portion of the Fund's average daily net assets not exceeding $500 million, with a fee reduction at several breakpoints for average daily net assets in excess of $500 million. Effective November 1, 1986, the Manager agreed to a further reduction in the management fee by lowering the average daily net asset level at which the minimum fee rate would be charged, and effective November 22, 1991, the Management Agreement was amended to incorporate this reduction in the management fee. For the fiscal year ended August 31, 1997, the fee paid by the Fund to the Manager was $9,241,448 (based upon average daily net assets of approximately $2.0 billion).

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended August 31, 1997, the reimbursement for such services aggregated $246,701. For the fiscal year ended August 31, 1997, the ratio of total expenses to average net assets was .65% for Class A shares, 1.42% for Class B shares, 1.47% for Class C shares and .90% for Class D shares.

  Gregory Mark Maunz is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maunz is a Senior Vice President of the Fund since 1997 and has been a First Vice President of the Manager since 1997 and Vice President of the Manager from 1985 to 1997.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agent Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended August 31, 1997, the total fee paid by the Fund to the Transfer Agent was $2,797,451.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Different minimums may apply to purchases through the Merrill Lynch BlueprintSM Program. See "Purchase of Shares--Merrill Lynch BlueprintSM Program" in the Statement of Additional Information.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value as of 15 minutes after the close of business on the NYSE, on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D

Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

-------------------------------------------------------------------------------

                                         ACCOUNT
                                       MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS       SALES CHARGE(/1/)            FEE         FEE              FEATURE
---------------------------------------------------------------------------------------
    A    Maximum 4.00% initial sales       No           No                No
              charge(/2/), (/3/)
---------------------------------------------------------------------------------------
    B    CDSC for periods of 4 years,     0.25%       0.50%      B shares convert to D
         at a rate of 4.0% during the                            shares automatically
         first year, decreasing 1.0%                            after approximately ten
            annually to 0.0%(/4/)                                     years(/5/)
---------------------------------------------------------------------------------------
    C    1.0% CDSC for one year(/6/)      0.25%       0.55%               No
---------------------------------------------------------------------------------------
    D    Maximum 4.00% initial sales      0.25%         No                No
                 charge(/3/)
---------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                SALES CHARGE  SALES CHARGE AS    DISCOUNT TO
                                AS PERCENTAGE PERCENTAGE* OF   SELECTED DEALERS
                                 OF OFFERING  THE NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF PURCHASE                  PRICE        INVESTED     THE OFFERING PRICE
------------------              ------------- --------------- ------------------
Less than $25,000.............      4.00%          4.17%             3.75%
$25,000 but less than $50,000.      3.75           3.90              3.50
$50,000 but less than
 $100,000.....................      3.25           3.36              3.00
$100,000 but less than
 $250,000.....................      2.50           2.56              2.25
$250,000 but less than
 $1,000,000...................      1.50           1.52              1.25
$1,000,000 and over**.........      0.00           0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A share purchases by participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  For the fiscal year ended August 31, 1997, the Fund sold 13,489,212 Class A shares for aggregate net proceeds of $128,699,695. The gross sales charges for the sale of these shares were $3,559 of which $338 was received by the Distributor and $3,221 was received by Merrill Lynch. During such fiscal year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended August 31, 1997, the Fund sold 8,726,557 Class D shares for aggregate net proceeds of $83,556,197. The gross sales charges for the sale of Class D shares of the Fund for the year were $96,158, of which $8,150 and $88,008 were received by the Distributor and Merrill Lynch, respectively. During such fiscal year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, which declines each year while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of average daily net assets attributable to the shares of the relevant class and Class B shares are subject to a distribution fee of 0.50% of average daily net assets attributable to the Class B shares and Class C shares are subject to a distribution fee of 0.55% of average daily net assets attributable to the Class C shares as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended August 31, 1997, the Distributor received CDSCs of $938,189 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  The following table sets forth rates of the Class B CDSC:

                                                               CLASS B CDSC AS A
                                                                 PERCENTAGE OF
      YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
      PAYMENT MADE                                             SUBJECT TO CHARGE
      -------------------                                      -----------------
      0-1.....................................................       4.00%
      1-2.....................................................       3.00%
      2-3.....................................................       2.00%
      3-4.....................................................       1.00%
      4 and thereafter........................................       0.00%

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from Individual Retirement Account ("IRA") or other retirement plans or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee AccessSM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto.

The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended August 31, 1997, the Distributor received CDSCs of $16,193 with respect to redemption of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets attributable to the Class D shares but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50% and 0.55%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended August 31, 1997, the Fund paid the Distributor $5,827,036 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $779.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended

August 31, 1997, the Fund paid the Distributor $202,066 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $25.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 1997, the Fund paid the Distributor $2,368,452 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $950.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the Distributor on-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of August 31, 1997, direct cash revenues for the period since commencement of operations of Class B shares exceeded direct cash expenses by $108,466,675 (16.13% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since commencement of operations exceeded fully allocated accrual expenses for such period by approximately $5,991,000 (.72% of Class B net assets at that date). As of August 31, 1997, direct cash revenues for the period since commencement of operations of Class C shares exceeded direct cash expenses by $250,322 (.87% of Class C net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class C shares for the period since commencement of operations exceeded fully allocated accrual revenues for such period by approximately $174,000 (.70% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B shares and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares (computed separately) (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to the Class B shares and any CDSC will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

                               ----------------

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive on redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 P.M., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently, $5.35) to confirm a repurchase of shares. Repurchases directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividends or distributions. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained by Merrill Lynch, or by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent, if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges-- Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND (637-3863).

                             PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The securities in which the Fund invests are normally purchased directly from the issuer or from an underwriter or dealer in such securities. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. In addition, the Fund may not purchase securities for the Fund from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Fund which comply with rules adopted by the Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and yield, for various specified time periods, in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund may include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the effect on the performance data calculations of including or excluding the maximum applicable sales charges, and actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales load in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations for each class will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding in each class during the period that were entitled to receive dividends multiplied by the maximum offering price/net asset value per share of that class on the last day of the period. The yield for the 30-day period ended August 31, 1997 was 5.72% for Class A shares, 5.19% for Class B shares, 5.14% for Class C shares and 5.49% for Class D shares.

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amounts of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged Shares reduces any sales charge such shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Fund may make investments that produce taxable income which is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount, accrue negative amortization or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for the special tax treatment afforded RICs at all times.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from mortgage-backed securities to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information-- Determination of Net Asset Value" below.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on each day during which the NYSE is open for trading. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the two classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide securities prices for the Fund. During the fiscal year ended August 31, 1997, the Fund made payments of $13,640 to MLSPS for such service.

ORGANIZATION OF THE FUND

  The Fund was organized on July 20, 1984 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." It is a diversified, open-end investment company. The Fund is authorized to issue an unlimited number of shares of beneficial interest of different classes, par value $.10 per share. As of the date of this Prospectus, the shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class D shares. All shares represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee relating to such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares of beneficial interest. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of shares of beneficial interest at a future date.

  The Declaration of Trust does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrange-ments, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                               ----------------

  The Declaration of Trust establishing the Fund, dated July 20, 1984, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Federal Securities Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employer or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" only shall be liable.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

      MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
              [_] Class A shares  [_] Class B shares  [_] Class
                        C shares  [_] Class D shares

of Merrill Lynch Federal Securities Trust and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                                          Long-Term Capital
     Ordinary Income Dividends            Gains
                                               [_] Reinvest
                                          Select One:
                                               [_] Cash
     Select One:
             [_] Reinvest
             [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Federal Securities Trust Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

    MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)


3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

                        [                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)

-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Dear Sir/Madam:

                                                 ..................., 19......
                                                   Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Federal Securities Trust or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Federal Securities Trust Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Federal Securities Trust held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
   Branch Office, Address, Stamp.        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
-                                  -     authorization form and agree to
This form when completed should be       notify the Distributor of any
mailed to:                               purchases or sales made under a
                                         Letter of Intention, Automatic
Merrill Lynch Federal Securities         Investment Plan or Systematic
Trust                                    Withdrawal Plan. We guarantee the
c/o Merrill Lynch Financial Data         shareholder's signature.
Services, Inc.
P.O. Box 45289
Jacksonville, FL 32232-5289
                                         .....................................
                                                Dealer Name and Address

                                         By ..................................
                                            Authorized Signature of Dealer


                                                                 ..............
                                       [ ][ ][ ]  [ ][ ][ ][ ]   F/C Last Name
                                       Branch-Code  F/C No.

                                       [ ][ ][ ]  [ ][ ][ ][ ][ ]
                                         Dealer's Customer A/C No.

      MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................

Name of Co-Owner (if any)..........          Social Security No. or
                                             Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (See terms and conditions in the Statement of Additional Information)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch Federal Securities Trust, at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on
 . . . . . . . . . .(month), or as soon as possible thereafter.

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE):
[_] $      of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................
   ..........................................................................
   Signature of Owner................................   Date..................
   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND (IF NECESSARY) DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................
Bank Name......................................................................
Bank Number........................ Account Number............................
Bank Address...................................................................
 ...............................................................................
Signature of Depositor................................. Date..................
Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

      [_] Class A shares      [_] Class B shares      [_] Class C
      shares                                   [_] Class D shares

of Merrill Lynch Federal Securities Trust, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                         AUTHORIZATION TO HONOR CHECKS OR ACH
    MERRILL LYNCH FINANCIAL DATA             DEBITS DRAWN BY MERRILL LYNCH
           SERVICES, INC.                    FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw
checks an ACH debit each month on my
bank account for investment in
Merrill Lynch Federal Securities
Trust, as indicated below:

                                         To...............................Bank
                                                 (Investor's Bank)

                                         Bank Address.........................


                                         City...... State...... Zip Code......

  Amount of each check or ACH debit
  $.................................

                                         As a convenience to me, I hereby
  Account Number ...................     request and authorize you to pay and
                                         charge to my account ACH debits
                                         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
                                         Services, Inc., I agree that your
                                         rights in respect to each such debit
                                         shall be the same as if it were a
                                         check drawn on you and signed
                                         personally by me. This authority is
                                         to remain in effect until revoked by
                                         me in writing. Until you receive
                                         such notice, you shall be fully
                                         protected in honoring any such
                                         debit. I further agree that if any
                                         such debit be dishonored, whether
                                         with or without cause and whether
                                         intentionally or inadvertently, you
                                         shall be under no liability.

Please date and invest ACH debits on
the 20th of each month beginning

 .....................................

 ................(month)

or as soon as possible thereafter.
I agree that you are drawing these
ACH debits voluntarily at my request
and that you shall not be liable for
any loss arising from any delay in
preparing or failure to prepare any
such debit. If I change banks or
desire to terminate or suspend this
program, I agree to notify you
promptly in writing. I hereby
authorize you to take any action to
correct erroneous ACH debits of my
bank account or purchases of fund
shares including liquidating shares
of the Fund and credit my bank
account. I further agree that if a
debit is not honored upon
presentation, Merrill Lynch Financial
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.

                                         ............   .....................
                                             Date           Signature of
                                                              Depositor

                                         ............   .....................
                                             Bank      Signature of Depositor
                                           Account       (If joint account,
                                            Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                    MANAGER

                        Fund Asset Management, L.P.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East

                     Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  11
 GNMA Certificates and Other Mortgage-Backed Government Securities.........  12
 Options and Futures Portfolio Strategies..................................  13
 Other Investment Practices................................................  18
 Portfolio Transactions....................................................  19
 Investment Restrictions...................................................  19
 Portfolio Turnover........................................................  20
Management of the Fund.....................................................  20
 Trustees..................................................................  20
 Management and Advisory Arrangements......................................  21
 Code of Ethics............................................................  22
 Transfer Agency Services..................................................  22
Purchase of Shares.........................................................  22
 Initial Sales Charge Alternatives--
   Class A and Class D Shares..............................................  24
 Deferred Sales Charge Alternatives--
   Class B and Class C Shares..............................................  26
 Distribution Plans........................................................  30
 Limitations on the Payment of Deferred
   Sales Charges...........................................................  31
Redemption of Shares.......................................................  32
 Redemption................................................................  32
 Repurchase................................................................  33
 Reinstatement Privilege--
   Class A and Class D Shares..............................................  33
Shareholder Services.......................................................  34
 Investment Account........................................................  34
 Exchange Privilege........................................................  35
 Automatic Reinvestment of Dividends and Distributions.....................  36
 Systematic Withdrawal Plans...............................................  36
 Automatic Investment Plans................................................  37
 Fee-Based Programs........................................................  37
Portfolio Transactions.....................................................  37
Performance Data...........................................................  38
Taxes......................................................................  39
Additional Information.....................................................  41
 Dividends and Distributions...............................................  41
 Determination of Net Asset Value..........................................  41
 Organization of the Fund..................................................  42
 Shareholder Inquiries.....................................................  43
 Shareholder Reports.......................................................  43
Authorization Form.........................................................  45

                                                           Code #10259-1197
[LOGO] MERRILL LYNCH

MERRILL LYNCH
FEDERAL SECURITIES TRUST

[ART]

PROSPECTUS

     NOVEMBER 26, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This propsectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH FEDERAL SECURITIES TRUST

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Federal Securities Trust (the "Fund") is a mutual fund seeking a high current return through investments in U.S. Government and Government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and other mortgage-backed government securities. The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The Fund will declare dividends daily and pay them monthly from its net investment income. The Fund's current return consists of interest, premiums from its expired call and put options, any short-term gains from sales of portfolio securities on exercise of options or otherwise, and any gains from closing purchase or sale transactions. There can be no assurance that the investment objective of the Fund will be realized.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated November 26, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                         FUND ASSET MANAGEMENT--MANAGER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is November 26, 1997

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high current return through investments in U.S. Government and Government agency securities ("U.S. Government securities"), including GNMA mortgage-backed certificates, and other mortgage-backed government securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  While the Fund has authority to invest in all U.S. Government securities, it is anticipated that under certain market conditions, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgage-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools. The Fund is authorized to acquire all types of U.S. Government securities representing ownership interests in mortgage pools which are presently issued or which may be issued in the future. In this regard, GNMA recently began offering a pass-through security backed by adjustable-rate mortgages. These securities bear interest at a rate which is adjusted either quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages. These securities are eligible for purchase by the Fund.

  Portfolio Turnover. Fund Asset Management, L.P. (the "Manager" or "FAM" ) will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. For the fiscal years ended August 31, 1996 and 1997 the Fund's portfolio turnover rates were 204.14% and 349.05%, respectively. A high rate of portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. See "Dividends, Distributions and Taxes--Taxes."

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50%of the outstanding shares). Unless otherwise provided, all references to the assets of the fund below are in terms of current market value. The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwriter securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

    Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.

    d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities to the extent set forth under "Investment Objective and Policies--Options and Futures Portfolio Strategies" in the Prospectus.

  Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving the Manager's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 in which such firm or any of its affiliates participate as an underwriter or dealer.

  The Trustees have established the policy that the Fund will not purchase or retain the securities of any issuer, if those individual officers, directors and Trustees of the Fund, Merrill Lynch Asset Management, L.P. ("MLAM") or any affiliate thereof each owning beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal.

  The Fund has adopted a policy pursuant to which it will not write any covered put options on U.S. Government securities if as a result the Fund would then have more than 50% of its total assets (taken at market value) subject to being invested upon the exercise of put options. This policy may be amended without the approval of the Fund's shareholders.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Fund, including their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Joe Grills (62)--Trustee(2)--P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of

International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company since 1993; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Walter Mintz (68)--Trustee(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Robert S. Salomon, Jr. (61)--Trustee(2)--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund and the Norwalk Community Technical College Foundation; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

  Melvin R. Seiden (67)--Trustee(2)--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (64)--Trustee(2)--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants).

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; Director of Financial Data Services, Inc. since 1985.

  Jeffrey B. Hewson (46)--Vice President(1)(2)--Vice President of MLAM since 1989 and Portfolio Manager of the Manager since 1985; Senior Consultant, Price Waterhouse from 1981 to 1985.

  Gregory Mark Maunz (45)--Senior Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997; Portfolio Manager since 1984.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President and Treasurer of the Distributor since 1981 and 1984, respectively.

  Ira P. Shapiro (34)--Secretary(1)(2)--Director (Legal Advisory) of the Manager since 1997 and Attorney associated with the Manager and MLAM since 1993; Prior to 1993 Mr. Shapiro was an attorney in private practice.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Trustee or officer is a director, officer or member of the advisory board of one or more investment companies for which the Manager or MLAM acts as investment adviser or manager.

  As of October 31, 1997, the officers and Trustees of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

  The Fund pays each Trustee non-affiliated with the Manager a fee of $4,000 per year plus $1,000 per board meeting attended together with such Trustee's actual out-of-pocket expenses relating to attendance at board meetings, and each member of its Audit Committee, which consists of all of the non-affiliated Trustees, $4,000 per year plus $750 per meeting attended. Fees and expenses paid to the unaffiliated Trustees aggregated $75,297 for the fiscal year ended August 31, 1997.

  The following table sets forth for the fiscal year ended August 31, 1997 compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies (including the Fund) advised by the Manager and its affiliate, MLAM ("MLAM/FAM-Advised Funds") to the non-affiliated Trustees:

                                                  PENSION OR
                                                  RETIREMENT      AGGREGATE
                                                   BENEFITS     COMPENSATION
                                                   ACCRUED      FROM FUND AND
                                     COMPENSATION AS PART OF  MLAM/FAM-ADVISED
                                       FROM THE      FUND       FUNDS PAID TO
TRUSTEE                                  FUND      EXPENSE   TRUSTEE/DIRECTOR(1)
-------                              ------------ ---------- -------------------
Joe Grills..........................   $15,000       None         $164,000
Walter Mintz........................   $15,000       None         $164,000
Robert S. Salomon, Jr...............   $15,000       None         $187,167
Melvin R. Seiden....................   $15,000       None         $164,000
Stephen B. Swensrud.................   $15,000       None         $154,250

--------

(1) The Trustees serve on the boards of MLAM/FAM-Advised Funds as follows: Joe Grills (19 registered investment companies consisting of 47 portfolios), Walter Mintz (18 registered investment companies consisting of 37 portfolios), Robert S. Salomon (18 registered investment companies consisting of 37 portfolios), Melvin R. Seiden (18 registered investment companies consisting of 37 portfolios), Stephen B. Swensrud (21 registered investment companies consisting of 52 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by other funds or investment advisory clients for which the Manager or MLAM acts as an adviser. Securities may be held by, or be appropriate investments for, the Fund as well as other clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into an investment management agreement (the "Management Agreement") with the Manager. Under the Management Agreement, the Manager receives from the Fund at the end of each month a fee at the following annual rates:

                                                                      MANAGEMENT
                                                                         FEE
                                                                      ----------
           Portion of average daily value of net assets:
             Not exceeding $500 million..............................   0.500%
             $500 million to $1 billion..............................   0.475%
             $1 billion to $1.5 billion..............................   0.450%
             $1.5 billion to $2 billion..............................   0.425%
             $2 billion to $2.5 billion..............................   0.400%
             $2.5 billion to $3.5 billion............................   0.375%
             $3.5 billion to $5 billion..............................   0.350%
             $5 billion to $6.5 billion..............................   0.325%
             Exceeding $6.5 billion..................................   0.300%

  For the fiscal year ended August 31, 1997, the fee paid by the Fund to the Manager was $9,241,448 (based upon average daily net assets of approximately $2.0 billion). For the fiscal year ended August 31, 1996, the fee paid by the Fund to the Manager was $10,650,590 (based upon average daily net assets of approximately $2.3 billion).

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML & Co. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Fund's custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal or state laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. The Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses of the Distributor will be financed by the Fund pursuant to Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment

Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company
Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or its affiliate, MLAM. Funds advised by the Manager or MLAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. During the fiscal year ended August 31, 1997, the Fund sold 13,489,212 of its Class A shares for aggregate net proceeds to the Fund of $128,699,695. The gross sales charges for the sale of shares of the Fund for that year were $3,559, of which $338 and $3,221 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1996, the Fund sold 11,032,271 of its Class A shares for aggregate net proceeds to the Fund of $105,977,427. The gross sales charges for the sale of shares of the Fund during that year were $7,828, of which $548 and $7,280 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 30,530,411 of its new Class A shares for aggregate net proceeds of $282,054,026. The gross sales charges for the sale of those shares during that period were $19,143, of which $1,123 and $18,020 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended August 31, 1997, the Fund sold 8,726,557 of its Class D shares for aggregate net proceeds to the Fund of $83,556,197. The gross sales charges for the sale of those shares during that year were $96,158, of which $8,150 and $88,008 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended August 31, 1996 the Fund sold 24,780,817 of its Class D shares for aggregate net proceeds to the Fund of $222,390,773. The gross sales charges for the sale of those shares during that year were $190,726, of which $20,058 and $170,668 were received by the Distributor and Merrill Lynch, respectively.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to

October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan--participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class A and Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5% and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class A and Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services available to investors placing orders for Class A or Class D shares through Blueprint, including exchange privileges, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of Merrill Lynch & Co., Inc. and its subsidiaries, (the term "subsidiaries", when used herein with respect to Merrill Lynch & Co., Inc., includes FAM, MLAM and certain other entities directly or indirectly wholly owned and controlled by Merrill Lynch & Co., Inc.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act.
Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of August 31, 1997, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.

                                              DATA CALCULATED AS OF AUGUST 31, 1997
                         -------------------------------------------------------------------------------
                                                         (IN THOUSANDS)
                                                                                               ANNUAL
                                                                                            DISTRIBUTION
                                              ALLOWABLE               AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST   MAXIMUM    PREVIOUSLY   AGGREGATE CURRENT NET
                           GROSS      SALES   ON UNPAID   AMOUNT      PAID TO      UNPAID      ASSET
                          SALES(1)   CHARGES  BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                         ---------- --------- ---------- --------- -------------- --------- ------------
Class B
Under NASD Rule As
 Adopted................ $4,766,828 $297,927   $239,072  $ 536,999    $145,953    $391,046     $3,363
Under Distributor's
 Voluntary Waiver....... $4,766,828 $297,927   $ 23,834  $ 321,761    $145,953    $175,808     $3,363
Class C
Under NASD Rule As
 Adopted................ $   43,422 $  2,714   $    412  $   3,126    $    341    $  2,785     $  158

--------
(1) Purchase price of all eligible Class B shares sold since December 23, 1991 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993, under a prior plan at a 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares-- Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds,without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any contingent deferred sales charge payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from IRA or other retirement plans or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver in the case of such withdrawals applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended August 31, 1995, 1996 and 1997 the Distributor received CDSCs of $2,992,727, $1,283,799 and $938,189, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the period October 21, 1994 (commencement of operations) to August 31, 1995, and for the fiscal years ended August 31, 1996 and 1997, the Distributor received CDSCs of $6,138, $37,766 and $16,193, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in the BlueprintSM program. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                             PORTFOLIO TRANSACTIONS

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Trustees of the Fund, the Manager is responsible for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price (including the applicable brokerage commissions or dealer spread), size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and the policies established by the Fund's Trustees, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement with the Fund. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  The U.S. Government securities in which the Fund invests are traded primarily in the OTC market. Transactions in the OTC market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to OTC transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange or OTC transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except pursuant to procedures adopted by the Trustees of the Fund which comply with rules adopted by the Commission.

  The Trustees of the Fund have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  For the fiscal years ended August 31, 1995 and 1996, respectively, the Fund paid no brokerage commissions.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide securities prices for the Fund.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Such variations and procedures will be reviewed periodically by the Trustees.

  Generally, trading in U.S. Government securities is substantially completed each day at various times prior to 4:15 P.M., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the time the Fund determines its net asset value which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services summarized below that are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Company's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services and copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if (s)he is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly from the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Investors whose shares of the Fund are held within a CMA (R) or CBA (R) account may arrange to have periodic investments made in the Fund, in their CMA (R) or CBA (R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, as of the close of business on the payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the NYSE (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA (R)/CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R)/CBA (R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of

Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

RETIREMENT PLANS

  Self-directed IRA's and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $250 and the minimum subsequent purchase is $1 (except that the minimum initial purchase through Blueprint is $100).

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange, or, if the exchange does not involve a money market fund, the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. The exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. Net investment income for dividend purposes consists of interest earned less expenses of the Fund accrued for that dividend period. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one such month, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under the existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase put and call options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and short sales of securities. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and short sales of securities.

  The Fund may make investments that produce taxable income which is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount, accrue negative amortization or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for the special tax treatment afforded RICs at all times and to minimize imposition of the excise tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from mortgage-backed securities to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In addition, because the Fund reduced the maximum applicable sales charge in 1988 from 6.25% to 4.00%, certain performance data also will be computed with the inclusion of the lower sales charge. Such data generally will reflect higher rates of return because a lower sales charge is deducted.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                                                                        CLASS D SHARES (FORMERLY
                           CLASS A SHARES**           CLASS B SHARES*            CLASS C SHARES**           CLASS A SHARES)
                      -------------------------- -------------------------- -------------------------- --------------------------
                       EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                          AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                       PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                       BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                      HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                         $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
        PERIOD         INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
        ------        ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
   One Year Ended
    August 31,
    1997...........       5.27%      $1,052.70       4.71%      $1,047.10       7.66%      $1,076.60       4.90%      $1,049.00
   Five Years Ended
    August 31,
    1997...........        --              --        5.23%      $1,290.10        --              --        4.91%      $1,270.80
   Ten Years Ended
    August 31,
    1997...........        --              --         --              --         --              --        7.68%      $2,095.50
   Class A and
    Class C
    Inception
    (October 21,
    1994) through
    August 31,
    1997...........       7.44%      $1,227.70        --              --        8.06%      $1,248.10        --              --
   Class B
    Inception
    (December 23,
    1991) to August
    31, 1997.......        --              --        5.40%      $1,348.60        --              --         --              --
                                                                  ANNUAL TOTAL RETURN
                                                     (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 YER ENDED AUGUST 31,A
---------------------
   1997............       9.66%      $1,096.60       8.71 %     $1,087.10       8.66%      $1,086.60       9.27 %     $1,092.70
   1996............       4.55%      $1,045.50       3.72 %     $1,037.20       3.67%      $1,036.70       4.28 %     $1,042.80
   1995............                                  8.91 %     $1,089.10                                  9.48 %     $1,094.80
   1994............                                 (2.55)%     $  974.50                                 (2.06)%     $  979.40
   1993............                                  7.80 %     $1,078.00                                  8.35 %     $1,083.50
   1992............                                                                                       10.16 %     $1,101.60
   1991............                                                                                       13.40 %     $1,134.00
   1990............                                                                                        9.61 %     $1,096.10
   1989............                                                                                       11.48 %     $1,114.80
   1988............                                                                                        8.02 %     $1,080.20
   1987............                                                                                        2.43 %     $1,024.30
   1986............                                                                                       17.39 %     $1,173.90
   Class A and
    Class C
    Inception
    (October 21,
    1994) to
    August 31,
    1995...........     111.56%      $1,115.60                                 10.80%      $1,108.00
   Class B
    Inception
    (December 23,
    1991) to August
    31, 1992.......                                  4.54 %     $1,045.40
   Class D
    (formerly Class
    A) Inception
    (September 28,
    1984) to
    August 31,
    1985...........                                                                                       17.34 %     $1,173.40

                                                   (footnotes on following page)

                                                                                                    CLASS D SHARES (FORMERLY
                       CLASS A SHARES**           CLASS B SHARES*            CLASS C SHARES**           CLASS A SHARES)
                  -------------------------- -------------------------- -------------------------- --------------------------
                   EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                      AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                   BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                  HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                     $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
     PERIOD        INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
     ------       ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                            AGGREGATE TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Class A and
 Class C
 Inception
 (October 21,
 1994) to
 August 31,
 1997...........     22.77%      $1,227.70        --              --       24.81%      $1,248.10         --             --
Class B
 Inception
 (December 23,
 1991) to August
 31, 1997.......       --              --       34.86%      $1,348.60        --              --          --             --
Class D
 (formerly Class
 A) Inception
 (September 28,
 1984) to
 August 31,
 1997...........       --              --         --              --         --              --       195.64%     $2,956.40

--------

 * Information as to Class B shares is presented only for the period December 23, 1991 to August 31, 1997. Prior to December 23, 1991, no Class B shares were publicly issued.

** Information as to Class A and Class C shares is presented only for the period October 21, 1994 to August 31, 1997. Prior to October 21, 1994, no new Class A or Class C shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares of beneficial interest. The Board of Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes at a future date.

  All shares of the Fund have equal voting rights, except that as noted above, each class will have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund, and upon liquidation or dissolution each share is entitled to receive its allocable share of the net assets of the Fund remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of each class will be borne solely by such class. There normally will be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund.

  Shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, exchange or similar rights, and will be freely transferable. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Holders of shares of the Fund are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of August 31, 1997, is set forth below.

                               CLASS A      CLASS B      CLASS C     CLASS D
                             ------------ ------------ ----------- ------------
Net Assets.................. $278,103,013 $672,540,764 $28,723,400 $927,755,606
                             ============ ============ =========== ============
Number of Shares Outstand-
 ing........................   28,859,503   69,810,932   2,981,626   96,307,742
                             ============ ============ =========== ============
Net Asset Value Per Share
 (net assets
 divided by number of shares
 outstanding)............... $       9.64 $       9.63 $      9.63 $       9.63
Sales Charge (Class A and
 Class D shares:
 4.00% of offering price
 (4.17% of net
 asset value per share))*...          .40           **          **          .40
                             ------------ ------------ ----------- ------------
Offering Price.............. $      10.04 $       9.63 $      9.63 $      10.03
                             ============ ============ =========== ============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, (the "Custodian") acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares of beneficial interest on November 1, 1997.

                               ----------------
  The Declaration of Trust establishing the Fund, dated July 20, 1984, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Federal Securities Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund, but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,

Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey October 7, 1997

Merrill Lynch Federal Securities Trust

SCHEDULE OF INVESTMENTS


                                                         Face           Interest           Maturity                 Value
Issue                                                   Amount            Rate              Date(s)               (Note 1a)
US Government Obligations -- 6.00%

United States Treasury Notes                          $30,000,000         6.00 %           7/31/2002              $29,718,600
                                                       79,000,000         6.375            5/15/2000               79,579,860
                                                        5,000,000         6.625            5/15/2007                5,085,950
                                                                                                               --------------
Total US Government Obligations (Cost -- $114,479,688)                                                            114,384,410
                                                                                                               ==============

US Government Agency Mortgage-Backed
Obligations* -- 92.78%

Federal Home Loan Mortgage                             100,000,000        6.775(7)        11/01/2003              100,875,000
Corporation -- Multi-Family++                            9,797,143        7.225(2)        11/01/1997                9,869,091

Federal Home Loan Mortgage Corporation                         600       10.00             7/01/2019                      656
Participation Certificates                              14,839,464       10.50       9/01/2000-9/01/2020           16,476,405
                                                         3,384,508       11.00       8/01/2010-9/01/2020            3,800,160
                                                         3,015,087       11.50       10/01/1998-6/01/2020           3,420,224
                                                         1,419,837       12.00       7/01/1999-6/01/2020            1,634,133
                                                         2,857,307       12.50       10/01/1999-7/01/2019           3,334,105
                                                         4,041,608       13.00       8/01/1999-2/01/2016            4,770,351

Federal Home Loan Mortgage Corporation                     373,771        6.00             4/01/2009                  365,242
Participation Certificates -- Gold Program             146,030,709        6.50       4/01/2011-7/01/2012          144,186,204
                                                        49,300,000        6.50(7)       7-Year TBA(8)              48,991,875
                                                       199,273,801        7.00      6/01/2011-8/01/2012           200,236,195
                                                        21,386,205        7.00(2)         10/01/1999               21,626,158
                                                        33,336,655        7.50      5/01/2009-9/01/2026            34,007,271
                                                        32,731,734        8.00      1/01/2007-11/01/2025           33,828,834
                                                        11,998,833        8.50      1/01/2025-7/01/2025            12,527,502
                                                         5,105,236       10.50     10/01/2020-12/01/2020            5,649,250

Federal Home Loan Mortgage                Trust 273      6,798,489        7.00(1)          7/01/2026                2,364,623
Corporation REMICs**                      Trust 134      1,998,672        9.00(1)          4/15/2022                  539,641
                                          Trust 1220     9,889,070       10.00             2/15/2022               10,137,011

Federal National Mortgage Association                   65,965,489        6.50     12/01/2008-5/01/2026            63,662,272
Mortgage-Backed Securities                             142,385,883        7.00      3/01/2024-12/01/2026          141,723,471
                                                        71,736,417        7.50      1/01/2025-11/01/2026           72,472,936
                                                        64,329,092        8.50      5/01/2010-11/01/2025           67,063,158
                                                        28,988,564        8.50(3)          7/15/2023               30,158,006
                                                        21,566,171        9.50             3/01/2020               23,102,761
                                                            12,244       10.50             9/01/2000                   13,147
                                                        32,848,709       11.00      2/01/2011-11/01/2020           37,344,712
                                                            97,780       11.50      1/01/2015-6/01/2015               111,836
                                                         1,748,839       13.00      8/01/2010-6/01/2015             2,077,288

Federal National Mortgage Association    #0073894          993,907        6.525(7)        12/01/2003                  986,453
Mortgage-Backed Securities --            #0073885          895,236        6.545(9)         1/01/2007                  882,926
Multi-Family++                           #0073873          771,550        6.625(9)         2/01/2007                  763,352
                                         #0073221        1,474,867        6.715(7)        10/01/2005                1,473,484
                                         #0375015       19,661,106        6.79(7)          4/01/2004               19,771,700
                                         #0073915        1,542,992        6.87(9)          1/01/2007                1,554,082
                                         #0073910       11,882,210        6.875(9)         1/01/2007               11,698,407
                                         #0375043        3,590,182        6.895(9)         4/01/2007                3,611,498
                                         #0375007       12,142,700        6.94(9)          3/01/2007               12,267,922
                                         #0375012        3,291,099        6.95(9)          4/01/2007                3,322,982

Federal National Mortgage Association    #0073944       13,931,763        6.96(9)          1/01/2007               13,933,939
Mortgage-Backed Securities --            #0073952        2,827,939        6.96(9)          2/01/2007                2,827,056
Multi-Family++ (concluded)               #0073946        5,468,574        6.97(9)          2/01/2007                5,471,992
                                         #0073969        8,120,592        7.05(9)          2/01/2007                8,166,270
                                         #0073962        4,711,251        7.085(9)         2/01/2007                4,751,003
                                         #0073967        4,581,395        7.105(9)         3/01/2007                4,675,887
                                         #0073992        2,602,107        7.115(9)         2/01/2007                2,657,402
                                         #0375069        1,095,385        7.122(9)         3/01/2007                1,119,004
                                         #0073943        1,487,673        7.18(10)         2/01/2019                1,523,935
                                         #0073608        4,863,439        7.49(9)          8/01/2006                5,076,215
                                         #0375052        4,753,132        7.50(11)         3/01/2027                4,831,856
                                         #0109076        2,198,706        7.59(9)          8/01/2006                2,281,157
                                         #0160024        5,894,757        7.625(9)        11/01/2003                6,163,706
                                         #0160095        7,260,814        7.66(9)          3/01/2004                7,621,586

Federal National Mortgage Association    94-M1-IO       78,531,170        0.87(1)         10/25/2003                3,043,083
Mortgage-Backed Securities --            94-M4-A        19,180,160        9.0492           8/25/2026               19,875,441
REMICs** -- Multi-Family++               96-M3-AZ       10,500,000        7.41             3/25/2021               10,867,500

Federal National Mortgage Association    94-56-TB        5,239,230        6.50(1)          7/25/2022                1,909,044
REMICs**                                 93-123-S       15,529,411        7.94218+         7/25/2000               14,905,808

Government National Mortgage Association                50,163,336        7.00      4/15/2023-12/15/2025           49,568,430
Mortgage-Backed Securities                             211,004,378        7.50      1/15/2007-6/15/2027           212,988,860
                                                       172,499,508        8.00      5/15/2023-9/15/2026           177,493,216
                                                        49,176,117       10.00      12/15/2015-12/15/2021          54,720,554
                                                           237,197       10.50      10/15/2014-4/15/2021              267,587
                                                               856       11.00             1/15/2016                      982
                                                             6,526       11.50             8/15/2013                    7,568
                                                                                                               --------------
Total US Government Agency Mortgage-Backed Obligations (Cost -- $1,757,365,838)                                 1,769,451,405
                                                                                                               ==============


 Face
Amount                                                          Issue

Repurchase Agreements*** -- 2.60%
$49,653,000       Nikko Securities Co., purchased on 8/29/1997 to yield 5.55% to 9/02/1997                         49,653,000
                                                                                                               --------------
Total Repurchase Agreements (Cost -- $49,653,000)                                                                  49,653,000
                                                                                                               ==============

US Government Agency Discount Obligations**** -- 11.52%

20,000,000        Federal Farm Credit Banks, 5.39% due 9/11/1997                                                   19,973,050
                  Federal Home Loan Mortgage Corporation:
50,000,000          5.38% due 9/11/1997                                                                            49,932,750
50,000,000          5.42% due 9/11/1997                                                                            49,932,250
50,000,000          5.37% due 9/16/1997                                                                            49,895,583
50,000,000          5.37% due 9/22/1997                                                                            49,850,834
                                                                                                               --------------
Total US Government Agency Discount Obligations (Cost -- $219,584,467)                                            219,584,467
                                                                                                               ==============

                       Nominal Value                                                Strike      Notification        Value
                    Covered by Options                 Issue                        Price          Date           (Note 1a)

Options Purchased -- 0.08%
Call Options           138,880,257      Federal Home Loan Mortgage Corporation --
Purchased                               Gold Program, 15-year, 7%                    100          8/1997(4)        $1,454,532
                        96,419,387      Government National Mortgage Association,
                                        30-Year, 6% Adjustable Rate Mortgage(6)      100          9/20/2011(5)         28,926
                                                                                                               --------------
Total Options Purchased (Cost -- $2,801,938)                                                                        1,483,458
                                                                                                               ==============

Total Investments (Cost -- $2,143,884,931) -- 112.98%                                                           2,154,556,740
                                                                                                               ==============


Options Written -- (0.01%)

Put Options             96,419,387      Government National Mortgage Association,
Written                                 30-Year, 6% Adjustable Rate Mortgage(6)      100          9/20/2011(5)       (134,987)
                                                                                                               --------------
Total Options Written (Premiums Received -- $0)                                                                      (134,987)
                                                                                                               ==============

Total Investments, Net of Options Written (Cost -- $2,143,884,931) -- 112.97%                                   2,154,421,753
                                                                                                               ==============

Liabilities in Excess of Other Assets -- (12.97%)                                                                (247,298,970)
                                                                                                               --------------

Net Assets -- 100.00%                                                                                          $1,907,122,783
                                                                                                               ==============

(1)   Represents the interest only portion of a mortgage-backed obligation.
(2) Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)   The option is callable from this date.
(5) Represents European style options which can be exercised only on the expiration date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA, 30-year, 6% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
(6) Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7) Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(8) Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(9) Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(10) Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
(11) Represents balloon mortgages that amortize on a 30-year schedule and have 30-year maturities.
    + Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August
      31, 1997.
   ++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
    * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
   ** Real Estate Mortgage Investment Conduits (REMICs).
  *** Repurchase Agreements are fully collateralized by US Government & Agency
      Obligations.
 **** Certain US Government Agency Obligations are traded on a discount basis;
      the interest rates shown are the discount rates paid at the time of purchase by the Trust.

      See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $2,141,082,993) (Note 1a)                     $2,153,073,282
                      Options purchased, at value (cost -- $2,801,938) (Notes 1a & 1c)                             1,483,458
                      Receivables:
                      Securities sold                                                      $439,820,353
                      Interest                                                               13,451,300
                      Beneficial interest sold                                                1,633,746
                      Principal paydowns                                                        771,423
                      Loaned securities                                                           2,187          455,679,009
                                                                                         --------------
                      Prepaid registration fees and other assets (Note 1f)                                           222,746
                                                                                                              --------------
                      Total assets                                                                             2,610,458,495
                                                                                                              ==============

Liabilities:          Options written, at value (premiums received -- $0)
                      (Notes 1a & 1c)                                                                                134,987
                      Payables:
                      Securities purchased (Note 1h)                                        694,247,443
                      Beneficial interest redeemed                                            4,169,597
                      Dividends to shareholders (Note 1g)                                     2,172,757
                      Investment adviser (Note 2)                                               781,637
                      Distributor (Note 2)                                                      671,675          702,043,109
                                                                                         --------------
                      Accrued expenses and other liabilities.                                                      1,157,616
                                                                                                              --------------
                      Total liabilities                                                                          703,335,712
                                                                                                              --------------

Net Assets:           Net assets                                                                              $1,907,122,783
                                                                                                              ==============

Net Assets            Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:           number of shares authorized                                                                 $2,885,950
                      Class B Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  6,981,093
                      Class C Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                    298,163
                      Class D Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  9,630,774
                      Paid-in capital in excess of par                                                         2,125,412,309
                      Accumulated realized capital losses on investments -- net (Note 5)                        (248,622,328)
                      Unrealized appreciation on investments -- net                                               10,536,822
                                                                                                              --------------
                      Net assets                                                                              $1,907,122,783
                                                                                                              ==============

Net Asset Value:      Class A -- Based on net assets of $278,103,013 and 28,859,503
                      shares of beneficial interest outstanding                                                        $9.64
                                                                                                              ==============
                      Class B -- Based on net assets of $672,540,764 and 69,810,932
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      Class C -- Based on net assets of $28,723,400 and 2,981,626
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      Class D -- Based on net assets of $927,755,606 and 96,307,742
                      shares of beneficial interest outstanding                                                        $9.63
                                                                                                              ==============
                      See Notes to Financial Statements.


Statement of Operations for the Year Ended August 31, 1997

Investment            Interest and discount earned                                                       $147,697,898
Income                Other                                                                                   139,349
(Note 1e):                                                                                              -------------
                      Total income                                                                        147,837,247
                                                                                                        -------------

Expenses:             Investment advisory fees (Note 2)                                                     9,241,448
                      Account maintenance and distribution fees -- Class B (Note 2)                         5,827,036
                      Account maintenance fees -- Class D (Note 2)                                          2,368,452
                      Transfer agent fees -- Class D (Note 2)                                               1,248,644
                      Transfer agent fees -- Class B (Note 2)                                               1,183,063
                      Custodian fees                                                                          356,954
                      Transfer agent fees -- Class A (Note 2)                                                 328,369
                      Accounting services (Note 2)                                                            246,701
                      Account maintenance and distribution fees -- Class C (Note 2)                           202,066
                      Printing and shareholder reports                                                        142,889
                      Professional fees                                                                       108,550
                      Registration fees (Note 1f)                                                             107,039
                      Trustees' fees and expenses                                                              75,297
                      Transfer agent fees -- Class C (Note 2)                                                  37,375
                      Other                                                                                    77,687
                                                                                                        -------------
                      Total expenses                                                                       21,551,570
                                                                                                        -------------
                      Investment income -- net                                                            126,285,677
                                                                                                        -------------

Realized &            Realized gain on investments -- net                                                  18,221,792
Unrealized Gain on    Change in unrealized depreciation on investments -- net                              32,660,811
Investments -- Net                                                                                      -------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                               $177,168,280
                                                                                                        =============

                      See Notes to Financial Statements.



Statements of Changes in Net Assets

                                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                               1997               1996
Operations:            Investment income -- net                                               $126,285,677     $145,023,260
                       Realized gain on investments -- net                                      18,221,792       17,428,212
                       Change in unrealized appreciation/depreciation on investments -- net     32,660,811      (66,407,293)
                                                                                            --------------   --------------
                       Net increase in net assets resulting from operations                    177,168,280       96,044,179
                                                                                            --------------   --------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                 (16,892,973)     (15,541,226)
(Note 1g):             Class B                                                                 (46,437,460)     (66,689,844)
                       Class C                                                                  (1,493,291)      (1,181,094)
                       Class D                                                                 (61,461,953)     (61,490,784)
                                                                                            --------------   --------------
                       Net decrease in net assets resulting from dividends to shareholders    (126,285,677)    (144,902,948)
                                                                                            --------------   --------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                           (265,356,085)    (307,548,996)
(Note 4):                                                                                   --------------   --------------

Net Assets:            Total decrease in net assets                                           (214,473,482)    (356,407,765)
                       Beginning of year                                                     2,121,596,265    2,478,004,030
                                                                                            --------------   --------------
                       End of year                                                          $1,907,122,783   $2,121,596,265
                                                                                            ==============   ==============

                       See Notes to Financial Statements.



Financial Highlights

                                                                                                     Class A
                                                                                           For the               For the Period
The following per share data and ratios have been derived                                Year Ended              Oct. 21, 1994+
from information provided in the financial statements.                                    August 31,              to August 31,
                                                                                     1997          1996++             1995++
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period                           $9.40         $9.61              $9.16
Operating                                                                     -----------   -----------        -----------
Performance:         Investment income -- net                                         .64           .64                .58
                     Realized and unrealized gain (loss) on investments
                     -- net                                                           .24          (.21)               .45
                                                                              -----------   -----------        -----------
                     Total from investment operations                                 .88           .43               1.03
                                                                              -----------   -----------        -----------
                     Less dividends from investment income -- net                    (.64)         (.64)              (.58)
                                                                              -----------   -----------        -----------
                     Net asset value, end of period                                 $9.64         $9.40              $9.61
                                                                              ===========   ===========        ===========

Total Investment     Based on net asset value per share                              9.66%         4.55%             11.56%++++
Return:**                                                                     ===========   ===========        ===========

Ratios to Average    Expenses                                                         .65%          .62%               .64%*
Net Assets:                                                                   ===========   ===========        ===========
                     Investment income -- net                                        6.73%         6.64%              7.21%*
                                                                              ===========   ===========        ===========

Supplemental         Net assets, end of period (in thousands)                    $278,103      $231,651           $223,237
Data:                                                                         ===========   ===========        ===========
                     Portfolio turnover                                            349.05%       204.14%            260.34%
                                                                              ===========   ===========        ===========


The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.                        For  the Year Ended August 31,
                                                                 1997         1996++       1995++       1994         1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year         $9.40        $9.61        $9.41       $10.14        $9.92
Operating                                                  ----------   ----------   ----------   ----------   ----------
Performance:
                     Investment income -- net                     .57          .57          .60          .48          .52
                     Realized and unrealized gain (loss) on
                     investments -- net                           .23         (.21)         .20         (.73)         .22
                                                           ----------   ----------   ----------   ----------   ----------

                     Total from investment operations             .80          .36          .80         (.25)         .74
                                                           ----------   ----------   ----------   ----------   ----------
                     Less dividends from investment
                     income -- net                               (.57)        (.57)        (.60)        (.48)        (.52)
                                                           ----------   ----------   ----------   ----------   ----------
                     Net asset value, end of year               $9.63        $9.40        $9.61       $ 9.41       $10.14
                                                           ==========   ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share          8.71%        3.72%        8.91%       (2.55%)       7.80%
Return:**                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                    1.42%        1.39%        1.41%        1.33%        1.30%
Net Assets:                                                ==========   ==========   ==========   ==========   ==========
                     Investment income -- net                    5.98%        5.87%        6.39%        4.90%        5.27%
                                                           ==========   ==========   ==========   ==========   ==========

Supplemental         Net assets, end of year (in thousands)  $672,541     $924,885   $1,262,985   $1,497,358   $2,151,917
Data:                                                      ==========   ==========   ==========   ==========   ==========
                     Portfolio turnover                        349.05%      204.14%      260.34%      322.68%      224.35%
                                                           ==========   ==========   ==========   ==========   ==========
                   + Commencement of Operations.
                  ++ Based on average shares outstanding during the period.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.

                                                                                                     Class C
                                                                                           For the            For the Period
The following per share data and ratios have been derived                                 Year Ended          Oct. 21, 1994+
from information provided in the financial statements.                                    August 31,           to August 31,
                                                                                     1997          1996++           1995++
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period                           $9.40         $9.61              $9.16
Operating                                                                     -----------   -----------        -----------
Performance:
                     Investment income -- net                                         .56           .56                .51
                     Realized and unrealized gain (loss) on investments
                     -- net                                                           .23          (.21)               .45
                                                                              -----------   -----------        -----------
                     Total from investment operations                                 .79           .35                .96
                                                                              -----------   -----------        -----------
                     Less dividends from investment income -- net                    (.56)         (.56)              (.51)
                                                                              -----------   -----------        -----------
                     Net asset value, end of period                                 $9.63         $9.40              $9.61
                                                                              ===========   ===========        ===========

Total Investment     Based on net asset value per share                              8.66%         3.67%             10.80%++++
Return:**                                                                     ===========   ===========        ===========

Ratios to Average    Expenses                                                        1.47%         1.43%              1.47%*
Net Assets:                                                                   ===========   ===========        ===========
                     Investment income -- net                                        5.91%         5.82%              6.28%*
                                                                              ===========   ===========        ===========

Supplemental         Net assets, end of period (in thousands)                     $28,723       $22,672            $15,621
Data:                                                                         ===========   ===========        ===========
                     Portfolio turnover                                            349.05%       204.14%            260.34%
                                                                              ===========   ===========        ===========


The following per share data and ratios have been derived                                 Class D
from information provided in the financial statements.                        For  the Year Ended August 31,
                                                                 1997         1996++         1995++        1994         1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year         $9.40        $9.61          $9.41        $10.14        $9.92
Operating                                                  ----------   ----------     ----------    ----------   ----------
Performance:
                     Investment income -- net                     .62          .62            .64           .52          .57
                     Realized and unrealized gain (loss) on
                     investments -- net                           .23         (.21)           .20          (.73)         .22
                                                           ----------   ----------     ----------    ----------   ----------
                     Total from investment operations             .85          .41            .84          (.21)         .79
                                                           ----------   ----------     ----------    ----------   ----------
                     Less dividends from investment
                     income -- net                               (.62)        (.62)          (.64)         (.52)        (.57)
                                                           ----------   ----------     ----------    ----------   ----------
                     Net asset value, end of year               $9.63        $9.40          $9.61         $9.41       $10.14
                                                           ==========   ==========     ==========    ==========   ==========

Total Investment     Based on net asset value per share          9.27%        4.28%          9.48%        (2.06%)       8.35%
Return:**                                                  ==========   ==========     ==========    ==========   ==========

Ratios to Average    Expenses                                     .90%         .87%           .89%          .83%         .79%
Net Assets:                                                ==========   ==========     ==========    ==========   ==========
                     Investment income -- net                    6.49%        6.39%          6.91%         5.41%        5.80%
                                                           ==========   ==========     ==========    ==========   ==========

Supplemental         Net assets, end of year (in thousands)  $927,756     $942,388       $976,161    $1,356,979   $1,836,100
Data:                                                      ==========   ==========     ==========    ==========   ==========
                     Portfolio turnover                        349.05%      204.14%        260.34%       322.68%      224.35%
                                                           ==========   ==========     ==========    ==========   ==========
                   + Commencement of Operations.
                  ++ Based on average shares outstanding during the period.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Federal Securities Trust                  August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained by one or more dealers that make markets in the securities. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements -- The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Futures contracts -- The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

[bullet] Options -- The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls -- The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of August 31, 1997 was $397,030,186.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:

Portion of Average Daily Value of Net Assets:                    Rate

Not exceeding $500 million                                      0.500%
In excess of $500 million but not exceeding $1 billion          0.475%
In excess of $1 billion but not exceeding $1.5 billion          0.450%
In excess of $1.5 billion but not exceeding $2 billion          0.425%
In excess of $2 billion but not exceeding $2.5 billion          0.400%
In excess of $2.5 billion but not exceeding $3.5 billion        0.375%
In excess of $3.5 billion but not exceeding $5 billion          0.350%
In excess of $5 billion but not exceeding $6.5 billion          0.325%
Exceeding $6.5 billion                                          0.300%

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account               Distribution
                           Maintenance Fee                Fee

Class B                         0.25%                    0.50%
Class C                         0.25%                    0.55%
Class D                         0.25%                      --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

                                MLFD                     MLPF&S

Class A                         $338                     $3,221
Class D                       $8,150                    $88,008

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $1,116,277 and $16,193 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1997, the Trust paid MLSPS $13,640 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $6,839,079,560 and $7,096,057,885, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                                  Realized         Unrealized
                               Gains (Losses)    Gains (Losses)

Long-term investments          $18,837,718        $11,990,289
Short-term investments              (8,444)                --
Options purchased                 (607,482)        (1,318,480)
Options written                         --           (134,987)
                             -------------      -------------
Total                          $18,221,792        $10,536,822
                             =============      =============

As of August 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $1,842,268, of which $13,612,195 related to appreciated securities and $15,454,463 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 1997 for Federal income tax purposes was $2,156,264,021.

Transactions in call options written for the year ended August 31, 1997 were as follows:

                                Nominal
                            Value Covered          Premiums
Call Options Written         by Options            Received

Outstanding call options
written, beginning of year    50,000,000           $515,625
Options written              148,000,000            926,094
Options exercised           (198,000,000)        (1,441,719)
                           -------------      -------------

Outstanding call options
written, end of year                  --                 --
                           =============      =============

Transactions in put options written for the year ended August 31, 1997 were as follows:

                                Nominal
                            Value Covered          Premiums
Put Options Written           by Options           Received

Outstanding put options
written, beginning of year   100,000,000            $10,000
Options expired               (3,580,613)           (10,000)
                           -------------      -------------

Outstanding put options
written, end of year          96,419,387                 --
                           =============      =============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $265,356,085 and $307,548,996 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                     13,489,212       $128,699,695
Shares issued to shareholders
in reinvestment of dividends       246,217          2,355,483
                             -------------      -------------
Total issued                    13,735,429        131,055,178
Shares redeemed                 (9,520,222)       (90,995,776)
                             -------------      -------------
Net increase                     4,215,207        $40,059,402
                             =============      =============

Class A Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     11,032,271       $105,977,427
Shares issued to shareholders
in reinvestment of dividends       213,992          2,055,029
                             -------------      -------------
Total issued                    11,246,263        108,032,456
Shares redeemed                 (9,834,489)       (94,194,820)
                             -------------      -------------
Net increase                     1,411,774        $13,837,636
                             =============      =============

Class B Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                     13,142,804       $125,442,660
Shares issued to shareholders
in reinvestment of dividends     2,799,110         26,736,766
                             -------------      -------------
Total issued                    15,941,914        152,179,426
Automatic conversion
of shares                      (12,986,542)      (123,962,413)
Shares redeemed                (31,548,826)      (301,267,082)
                             -------------      -------------
Net decrease                   (28,593,454)     $(273,050,069)
                             =============      =============

Class B Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     16,843,373       $161,838,398
Shares issued to shareholders
in reinvestment of dividends     4,018,944         38,574,345
                             -------------      -------------
Total issued                    20,862,317        200,412,743
Automatic conversion
of shares                       (9,718,045)      (107,029,876)
Shares redeemed                (44,194,562)      (408,856,018)
                             -------------      -------------
Net decrease                   (33,050,290)     $(315,473,151)
                             =============      =============

Class C Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                      1,873,927        $17,886,740
Shares issued to shareholders
in reinvestment of dividends        98,146            937,686
                             -------------      -------------
Total issued                     1,972,073         18,824,426
Shares redeemed                 (1,402,999)       (13,394,907)
                             -------------      -------------
Net increase                       569,074         $5,429,519
                             =============      =============

Class C Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                      2,160,634        $20,825,991
Shares issued to shareholders
in reinvestment of dividends        75,534            723,024
                             -------------      -------------
Total issued                     2,236,168         21,549,015
Shares redeemed                 (1,449,722)       (13,905,461)
                             -------------      -------------
Net increase                       786,446         $7,643,554
                             =============      =============

Class D Shares for the Year                          Dollar
Ended August 31, 1997             Shares             Amount

Shares sold                      8,726,557        $83,556,197
Automatic conversion
of shares                       12,986,542        123,962,413
Shares issued to shareholders
in reinvestment of dividends     3,129,768         29,893,148
                             -------------      -------------
Total issued                    24,842,867        237,411,758
Shares redeemed                (28,804,948)      (275,206,695)
                             -------------      -------------
Net decrease                    (3,962,081)      $(37,794,937)
                             =============      =============

Class D Shares for the Year                          Dollar
Ended August 31, 1996             Shares             Amount

Shares sold                     24,780,817       $222,390,773
Automatic conversion
of shares                        9,718,045        107,029,876
Shares issued to shareholders
in reinvestment of dividends     3,084,645         29,564,190
                             -------------      -------------
Total issued                    37,583,507        358,984,839
Shares redeemed                (38,921,835)      (372,541,874)
                             -------------      -------------
Net decrease                    (1,338,328)      $(13,557,035)
                             =============      =============

5. Capital Loss Carryforward:
At August 31, 1997, the Trust had a net capital loss carryforward of approximately $234,025,000, of which $39,147,000 expires in 1998, $178,146,000 expires in 2003, and $16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $49,067,382 has been reclassified to paid-in capital in excess of par.

6. Loaned Securities:
At August 31, 1997, the Trust held US Treasury Notes having an aggregate value of approximately $118,516,000 as collateral for portfolio securities loaned having a market value of approximately $116,150,000.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Investment Restrictions..................................................   2
Management of the Fund....................................................   4
 Trustees and Officers....................................................   4
 Management and Advisory Arrangements.....................................   6
Purchase of Shares........................................................   8
 Alternative Sales Arrangements...........................................   8
 Initial Sales Charge Alternatives--Class A and Class D Shares............   8
 Reduced Initial Sales Charges............................................  10
 Employer-Sponsored Retirement or Savings Plans and Certain Other
   Arrangements...........................................................  13
 Distribution Plans.......................................................  13
 Limitations on the Payment of Deferred Sales Charges.....................  14
Redemption of Shares......................................................  15
 Deferred Sales Charge--Class B and Class C Shares........................  16
Portfolio Transactions....................................................  16
Determination of Net Asset Value..........................................  18
Shareholder Services......................................................  19
 Investment Account.......................................................  19
 Automatic Investment Plans...............................................  20
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  20
 Systematic Withdrawal Plans..............................................  20
 Retirement Plans.........................................................  22
 Exchange Privilege.......................................................  22
Dividends, Distributions and Taxes........................................  24
 Dividends and Distributions..............................................  24
 Taxes....................................................................  24
Tax Treatment of Options and Futures
  Transactions............................................................  26
Performance Data..........................................................  27
General Information.......................................................  29
 Description of Shares....................................................  29
 Computation of Offering Price Per Share..................................  30
 Independent Auditors.....................................................  31
 Custodian................................................................  31
 Transfer Agent...........................................................  31
 Legal Counsel............................................................  31
 Reports to Shareholders..................................................  31
 Additional Information...................................................  31
 Security Ownership of Certain Beneficial Owners..........................  31
Independent Auditors' Report..............................................  33
Financial Statements......................................................  34

                                                           Code #10260-1197

[LOGO] MERRILL LYNCH

MERRILL LYNCH
FEDERAL SECURITIES TRUST

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


NOVEMBER 26, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS:

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended August 31, 1997.

    Contained in Part B:

      Schedule of Investments as of August 31, 1997.

      Statement of Assets and Liabilities as of August 31, 1997.

      Statement of Operations for the year ended August 31, 1997.

      Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1997.

      Financial Highlights for each of the years in the five-year period ended August 31, 1997.

  (B) EXHIBITS:

 EXHIBIT
 NUMBER
 -------
  1(a)   --Declaration of Trust of the Registrant, dated July 20, 1984.(a)
   (b)   --Certification of amendment, dated December 20, 1991, to Declaration of Trust.(a)
   (c)   --Instrument establishing Class A and Class B shares of the
          Registrant.(a)
   (d)   --Certification of amendment, dated October 13, 1994, to Declaration of Trust and Instrument establishing Class C and Class D shares of the Registrant.(a)
  2      --By-Laws of the Registrant.(a)
  3      --None.
  4      --Portions of the Declaration of Trust and By-Laws of the Registrant
          defining the rights of holders of shares of the Registrant.(b)
  5(a)   --Management Agreement between the Registrant and Fund Asset Manage-
          ment, Inc.(c)
   (b)   --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(d)
  6(a)   --Form of Class A Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc.(d)
   (b)   --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor,
          Inc.(a)
   (c)   --Form of Class C Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc. (including Selected Dealers
          Agreement).(d)
   (d)   --Form of Class D Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc. (including Selected Dealers
          Agreement).(d)
  7      --None.
  8      --Custody Agreement between Registrant and The Bank of New York.(a)
  9      --Transfer Agency, Dividend Disbursing Agency and Shareholder Servic-
          ing Agency Agreement between the Registrant and Merrill Lynch Finan-
          cial Data Services, Inc.(a)
 10      --None.
 11      --Consent of Deloitte & Touche LLP, independent auditors for Regis-
          trant.
 12      --None.
 13      --Certificate of Fund Asset Management, Inc.(a)
 14      --None.

 EXHIBIT
 NUMBER
 -------
 15(a)   --Amended and Restated Class B Distribution Plan of Registrant.(c)
   (b)   --Form of Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement of Registrant.(d)
   (c)   --Form of Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement of Registrant.(d)
 16(a)   --Schedule for computation of each performance quotation provided for
          Class A shares in the Registration Statement in response to Item
          22.(f)
   (b)   --Schedule for computation of each performance quotation provided for
          Class B shares in the Registration Statement in response to Item
          22.(a)
   (c)   --Schedule for computation of each performance quotation provided for
          Class C shares in the Registration Statement in response to Item
          22.(f)
   (d)   --Schedule for computation of each performance quotation provided for
          Class D (formerly Class A) shares in the Registration Statement in response to Item 22.(a)
 17(a)   --Financial Data Schedule for Class A Shares.
   (b)   --Financial Data Schedule for Class B Shares.
   (c)   --Financial Data Schedule for Class C Shares.
   (d)   --Financial Data Schedule for Class D Shares.
 18      --Merrill Lynch Select PricingSM System Plan Pursuant to Rule 18f-3(e)

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.
(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"); and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement.
(c) Filed on December 23, 1993 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.
(d) Filed on October 21, 1994 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.
(e) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.
(f) Filed on December 21, 1995 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                     NUMBER OF
                                                                     HOLDERS AT
                                                                     OCTOBER 31,
                           TITLE OF CLASS                               1997
                           --------------                            -----------
Class A shares of beneficial interest, par value $0.10 per share....    4,312
Class B shares of beneficial interest, par value $0.10 per share....   42,388
Class C shares of beneficial interest, par value $0.10 per share....    1,802
Class D shares of beneficial interest, par value $0.10 per share....   60,047

--------
Note: The number of holders shown in the table includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch

Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081.The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 1995 for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein, and Monagle are directors or officers of one or more of such companies.

                          POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
          NAME                  MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----            --------------------     ----------------------------------
ML & Co................. Limited Partner        Financial Services Holding Company; Lim-
                                                 ited Partner of MLAM
Princeton Services,
 Inc.................... General Partner        General Partner of MLAM
Arthur Zeikel........... President              President of MLAM; President and Direc-
                                                 tor of Princeton Services; Executive
                                                 Vice President of ML & Co.

                           POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
          NAME                   MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----             --------------------     ----------------------------------
Terry K. Glenn..........  Executive Vice Presi-  Executive Vice President of MLAM;
                           dent                   Executive Vice President and Director
                                                  of Princeton Services; President and
                                                  Director of the Distributor; Director
                                                  of FDS; President of Princeton
                                                  Administrators, Inc.
Linda L. Federici.......  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Elizabeth A. Griffin....  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Norman R. Harvey........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Philip L. Kirstein......  Senior Vice            Senior Vice President, General Counsel
                           President, General     and Secretary of MLAM; Senior Vice
                           Counsel and            President, General Counsel, Director
                           Secretary              and Secretary of Princeton Services
Ronald M. Kloss.........  Senior Vice President  Senior Vice President and Controller of
                           and Controller         MLAM; Senior Vice President and
                                                  Controller of Princeton Services
Debra Landsman-Yaros....  Senior Vice President  Senior Vice President of MLAM; Vice
                                                  President of MLFD; Senior Vice
                                                  President of Princeton Services
Stephen M. M. Miller....  Senior Vice President  Executive Vice President of Princeton
                                                  Administrators, L.P.; Senior Vice
                                                  President of Princeton Services
Joseph T. Monagle,        Senior Vice President  Senior Vice President of MLAM; Senior
Jr. ....................                          Vice President of Princeton Services
Michael L. Quinn........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services;
                                                  Managing Director and First Vice
                                                  President of Merrill Lynch from 1989 to
                                                  1995
Richard L. Reller.......  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services;
                                                  Director of MLFD

                          POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
          NAME                  MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----            --------------------     ----------------------------------
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                          and Treasurer          MLAM; Senior Vice President and
                                                 Treasurer of Princeton Services; Vice
                                                 President and Treasurer of the
                                                 Distributor
Gregory D. Upah......... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services
Ronald L. Welburn....... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Crook, Brady, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                            POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES
NAME                               DISTRIBUTOR              WITH REGISTRANT
----                        --------------------------   ---------------------
Terry K. Glenn............ President and Director       Executive Vice President
Richard L. Reller......... Director                               None
Thomas J. Verage.......... Director                               None
William E. Aldrich........ Senior Vice President                  None
Robert W. Crook........... Senior Vice President                  None
Michael J. Brady.......... Vice President                         None
William M. Breen.......... Vice President                         None
Michael G. Clark.......... Vice President                         None
James T. Fatseas.......... Vice President                         None
Debra W. Landsman-Yaros... Vice President                         None
Michelle T. Lau........... Vice President                         None
Gerald M. Richard......... Vice President and Treasurer        Treasurer
Salvatore Venezia......... Vice President                         None
William Wasel............. Vice President                         None
Robert Harris............. Secretary                              None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.
  (b) Not applicable.
  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 25TH DAY OF NOVEMBER, 1997.

                                          Merrill Lynch Federal Securities
                                           Trust
                                                     (Registrant)

                                                     /s/ Arthur Zeikel
                                          By: _________________________________
                                               (Arthur Zeikel, President and
                                                         Trustee)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
         /s/ Arthur Zeikel           President and Trustee         November 25, 1997
____________________________________   (Principal Executive
          (Arthur Zeikel)              Officer)

         Gerald M. Richard*          Treasurer (Principal
____________________________________   Financial and Accounting
        (Gerald M. Richard)            Officer)

            Joe Grills*              Trustee
____________________________________
            (Joe Grills)

           Walter Mintz*             Trustee
____________________________________
           (Walter Mintz)

      Robert S. Salomon, Jr.*        Trustee
____________________________________
      (Robert S. Salomon, Jr.)

         Melvin R. Seiden*           Trustee
____________________________________
         (Melvin R. Seiden)

        Stephen B. Swensrud*         Trustee
____________________________________
       (Stephen B. Swensrud)


*By: /s/ Arthur Zeikel                                    November 25, 1997
  ---------------------------
   (Arthur Zeikel, Attorney-
           in-Fact)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION
 -------                          -----------
 11      --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant
 17(a)   --Financial Data Schedule for Class A Shares
 17(b)   --Financial Data Schedule for Class B Shares
 17(c)   --Financial Data Schedule for Class C Shares
 17(d)   --Financial Data Schedule for Class D Shares

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

  Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material ommitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                          LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                 OR IMAGE IN TEXT
----------------------                          -------------------
Compass plate, circular                        Back cover of Prospectus and
graph paper and Merrill Lynch                  back cover of Statement of
logo including stylized market                  Additional Information
bull